UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 24, 2004

PDS GAMING CORPORATION

(Exact name of Registrant as specified in its charter)

COMMISSION FILE NO. 0-23928

Minnesota	41-1605970
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

6171 McLeod Drive, Las Vegas, Nevada 89120

(Address of principal executive offices)

(702) 736-0700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

This report is being filed for the purpose of reporting the press release by PDS Gaming Corporation (the “Company”) announcing that its shareholders have voted, at a special shareholders meeting held on September 23, 2004, to approve the Agreement and Plan of Merger by and among the Company, PDS Holding Co., Inc. and PDS Acquisition Sub, LLC relating to the Company’s previously announced “going private” transaction.

Item 9.01  Financial Statements and Exhibits.

The following exhibits are included with this current report on Form 8-K as required by Item 601 of Regulation S-K.

Exhibit Number	Description
99.1

Press release dated September 24, 2004 announcing that the shareholders of PDS Gaming Corporation have voted, at a special shareholders meeting held on September 23, 2004, to approve the Agreement and Plan of Merger by and among the Company, PDS Holding Co., Inc. and PDS Acquisition Sub, LLC relating to the Company’s previously announced “going private” transaction.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PDS GAMING CORPORATION

Dated: September 28, 2004	By:/s/ Peter D. Cleary
Peter D. Cleary
President, Treasurer and Chief Financial Officer
(a duly authorized officer)